Exhibit 99.2

Blue Apron Announces Closing of $30 Million Debt Refinancing

Company Partners with Allianz Global Investors to Lower Overall Debt Service Obligations and Extend all Debt Maturity to 2027

New York, NY – May 5, 2022 – Blue Apron (NYSE: ARPN) announced today that it has entered into a note purchase agreement with Allianz Global Investors under which it issued an aggregate principal amount of $30.0 million of senior secured notes due 2027 on May 5, 2022. The net proceeds from the issuance of the senior secured notes were used, together with cash on hand, to repay the company’s prior senior secured term loan, which extends its debt maturity to 2027.

“We are pleased to have completed our debt refinancing, which strengthens our balance sheet and provides us with added financial flexibility,” said Randy Greben, Blue Apron’s Chief Financial Officer. “Our new debt comes with a lower interest rate, assuming we meet specified bond ratings, lower overall debt service obligations, including interest only payments for the first three years and no warrant coverage, and an extension of our debt maturity out to 2027. We are excited to partner with Allianz Global Investors and we believe this new financing gives us the horizon to focus on executing against our strategic growth initiatives.”

“We are excited to partner with Blue Apron and support their growth plan, as well as their packaging sustainability initiatives,” said John Thompson, Allianz Global Investors’ senior portfolio manager. The senior secured notes bear interest at a rate of 8.875% per annum, with a step up to 11.875% in the event the senior secured notes do not meet specified ratings requirements. The senior secured notes are interest only for the first three years after which the senior secured notes will amortize semi-annually in equal installments of $1,500,000 beginning December 31, 2025, with the remaining unpaid principal amount of the senior secured notes repayable on May 5, 2027.

The senior secured notes agreement contains two financial maintenance covenants: a minimum liquidity covenant initially set at $15.0 million with a possible step-up based on the company’s asset valuation (as defined in the senior secured notes agreement), and a covenant requiring the company to maintain a minimum asset coverage ratio.

The senior secured notes also contain covenants that restrict the company’s ability to, among other things, incur liens and indebtedness, sell assets, make dividends or other distributions, enter into transactions with affiliates, or make loans or investments, in each case, subject to certain exceptions. The company will have the option to make voluntary prepayments under the senior secured notes agreement beginning 18 months after the issuance date, subject to certain prepayment premiums and will be required to make offers to repurchase the senior secured notes at specified levels upon the happening of certain events.

For a complete description of the terms and covenants applicable to the senior secured notes, please refer to the full text, which will be filed on Form 8-K with the Securities and Exchange Commission. Union Square Advisors LLC served as financial advisor to the company in connection with the debt refinancing transaction.

About Blue Apron

Blue Apron’s vision is Better Living Through Better Food™. Launched in 2012, Blue Apron offers fresh, chef-designed recipes with responsibly sourced ingredients. Through its delicious recipes, the company empowers home cooks to embrace their culinary curiosity, challenge their abilities in the kitchen, and see what a difference cooking quality food can make in their lives. Blue Apron is a carbon-neutral meal-kit company, and is focused on promoting planetary and dietary wellness for everyone.

Forward-Looking Statements

This press release includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," “forecasts,” "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, the company’s ability, including the timing and extent, to successfully execute its growth plan to drive long-term sustainability and profitability (including its ability to successfully increase marketing and technology improvements, among other things, on the planned timeline to enable it to meet expected outlook), cost-effectively attract new customers and retain existing customers (including its ability to sustain any increase in demand resulting from its growth plan and/or the COVID-19 (coronavirus) pandemic), and to continue to expand its direct-to-consumer product offerings and execute operational efficiency practices; changes in consumer behaviors, tastes and preferences that could lead to changes in demand, including as a result of, among other things, long-term impacts of the COVID-19 pandemic on consumer behavior and the impact of inflation or other macroeconomic factors on consumer spending habits; the company’s ability to attract and retain qualified employees and personnel in sufficient numbers, both generally and in light of ongoing nationwide labor shortages as a result of COVID-19 (including the emergence of new variants or subvariants of the virus) or otherwise; any material and adverse impact of the COVID-19 pandemic on the company’s operations and results, such as the need to cancel or shift customer orders, whether as a result of challenges in employee recruiting and retention, any prolonged closures, or series of temporary closures, of one or both of its fulfillment centers; any supply chain or carrier interruptions or delays as a result of COVID-19 or otherwise; the company’s expectations regarding its expenses and net revenue and its ability to grow adjusted EBITDA and to achieve or maintain target margins and profitability; the company’s expectations regarding, and the stability of, its supply chain, including potential shortages, interruptions and/or increased costs in the supply or delivery of ingredients, and parcel and freight carrier interruptions or delays and/or higher freight or fuel costs, as a result of the COVID-19 pandemic or otherwise; the company’s ability to effectively compete; the company’s ability to maintain and grow the value of its brand and reputation; the company’s ability to achieve its environmental, sustainability and corporate governance goals (including its goal to remain carbon neutral and meet specified packaging goals) and to adopt its planned corporate governance reforms, in its anticipated timeframe or at all; the company’s ability to maintain food safety and prevent food-borne illness incidents and its susceptibility to supplier-initiated recalls; the company’s ability, including the timing and extent, to sufficiently manage costs (including increases as a result of inflation) and to fund investments in its operations in amounts necessary to maintain compliance with financial and other covenants and other terms under its current indebtedness and anticipated new indebtedness while continuing to support the execution of its growth plan; the company’s ability to comply with modified or new laws and regulations applying to its business, or the impact that such compliance may have on its business; the company’s vulnerability to adverse weather conditions, natural disasters, and public health crises, including pandemics; the company’s ability to protect the security and integrity of its data and protect against data security risks and breaches; the company’s ability to obtain and maintain intellectual property protection; and other risks more fully described in the company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 25, 2022, and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

Media

Muriel Lussier

Blue Apron

muriel.lussier@blueapron.com

Investors

Tip Fleming

Blue Apron

tip.fleming@blueapron.com